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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

          DATE OF REPORT (Date of earliest event reported): May 1, 2002

                              NEUBERGER BERMAN INC.
             (Exact name of registrant as specified in its charter)

                        COMMISSION FILE NUMBER 001-15361

            DELAWARE                                  06-1523639
  (State or other jurisdiction of                  (I.R.S. Employer
   incorporation or organization)                 Identification No.)

                                605 Third Avenue
                               New York, NY 10158
                    (Address of principal executive offices)

                                 (212) 476-9000
              (Registrant's telephone number, including area code)



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ITEM 5.   OTHER EVENTS

      On May 1, 2002, Neuberger Berman Inc. (the "Corporation"), announced that effective as of May 2, 2002, it will amend the terms of its Zero Coupon Convertible Senior Notes due 2021. A copy of the press release issued by the Corporation is attached as Exhibit 99.1 and incorporated herein by reference.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

      Exhibit No.     Document

      (99)            Additional Exhibits

      99.1 Press release issued by the Corporation on May 1, 2002, with respect to the amendment of certain terms of its Zero Coupon Senior Convertible Notes due 2021



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       Neuberger Berman Inc.
                                                       (Registrant)

     Date:   May 2, 2002                         By:   /s/ Matthew S. Stadler
                                                       -------------------
                                                       Matthew S. Stadler
                                                       Chief Financial Officer

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EXHIBIT INDEX

      99.1 Press release issued by Neuberger Berman Inc. on May 1, 2002, with respect to the amendment of certain terms of its Zero Coupon Senior Convertible Notes due 2021.